UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): February 3, 2011
BROOKS AUTOMATION, INC.
(Exact name of registrant as specified in its charter)
DELAWARE

(State or other jurisdiction of incorporation)

0-25434	04-3040660

(Commission File Number)	(IRS Employer Identification No.)

15 Elizabeth Drive, Chelmsford, MA	01824

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code (978) 262-2400.
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS
On February 3, 2011, the Board of Directors of Brooks Automation, Inc. (the “Company”) voted to adopt the Company’s Long Term Incentive Plan for the fiscal year ended September 30, 2011 through the fiscal year ended September 30, 2013 (the “FY 11-13 LTIP”) in which executive officers and additional key management personnel participate.
Each grant of restricted shares under the FY 11-13 LTIP will vest 50% based on the passage of time and 50% based on achievement of performance criteria. Restricted shares subject to time-based vesting will vest in one-third increments beginning one year after the date of grant and annually thereafter. Restricted shares subject to performance-based vesting will vest upon achievement of Company financial performance metrics in operating cash flow, return on invested capital and revenue growth.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BROOKS AUTOMATION, INC.
/s/ Thomas S. Grilk
Thomas S. Grilk
Secretary
Date: February 7, 2011